UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 29, 2004

                                Ramp Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

               0-24768                                  84-1123311
      (Commission File Number)                       (I.R.S. Employer
                                                     Identification Number)


                                 (212) 440-1500
              (Registrant's Telephone Number, Including Area Code)

          33 Maiden Lane, New York, NY                       10038
    (Address of Principal Executive Offices)               (Zip Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 3.02      Unregistered Sales of Equity Securities

         On October 29, 2004, the registrant issued to Oakwood Financial Services, LLC, a secured convertible promissory note in the principal amount of $50,000 bearing interest at the rate of ten percent (10.0%) per annum, due January 25, 2005, convertible at the option of the holder, into shares of the registrant's common stock at a conversion price of $.02 cents per share. Interest is payable in cash.

         Additionally, the registrant issued to Oakwood a warrant to purchase 2,500,000 shares of the registrant's common stock at an exercise prices of $.03 cents per share. Oakwood may exercise the warrant at any time through October 29, 2009.

         The sale was made to an "accredited investor", as that term is defined under Rule 501 under Regulation D of the Securities Act of 1933, as amended, pursuant to the exemption from registration requirements under Rule 506 and
Section 4(2) of the Securities Act.

         The registrant is obligated to register for resale the shares of common stock issuable upon conversion of the note and upon exercise of the warrant on a registration statement filed with the Securities and Exchange Commission on or before December 31, 2004.


Item 9.01      Financial Statements and Exhibits

 (c) Exhibits

         99.1 Convertible Promissory Note, dated October 29, 2004, by and between the Company and Oakwood Financial Services, LLC.

         99.2 Warrant, dated October 29, 2004, issued by the Company to Oakwood Financial Services, LLC.




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                                   SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on November 4, 2004.

                                              RAMP CORPORATION


                                              /s/ Andrew Brown
                                              -------------------------------
                                               By:    Andrew Brown
                                               Its:   Chief Executive Officer

Date: November 4, 2004